EXHIBIT 99.2

First Quarter Fiscal 2012 Earnings
Conference Call
May 1, 2012

Forward-Looking Statements
This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels and timing of newbuilding and scrapping, prospects for certain strategic alliances and investments, estimated TCE rates achieved for the second quarter of 2012 and for the third and fourth quarters of 2012, projected scheduled drydock and off hire days for the second, third and fourth quarters of 2012, projected locked-in charter revenue and locked-in time charter days for the remaining nine months of 2012 through 2016 and thereafter, OSG’s ability to progress and achieve its liquidity enhancing initiatives, estimated revenue and expense items, levels of equity income and capital expenditures for 2012, the profitability in 2012 of certain business units and OSG’s
LNG and FSO joint ventures, OSG’s ability to access capital markets, raise additional debt financing, sell assets, enter joint ventures and monetize charter revenue, OSG’s projected compliance with financial covenants in 2012 and 2013, OSG’s ability to reduce charter rates on certain chartered-in vessels, to further reduce general and administrative expense and vessel expenses, to achieve fuel cost savings across OSG’s fleet and to generate sufficient cash flow from operations to cover most or all of OSG’s obligations in 2012, prospects of OSG’s strategy of being a market leader in the segments in which it competes, the projected growth of the Jones Act and world tanker fleets, and the forecast of world economic activity and oil demand. These statements are based on certain assumptions made by OSG management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the
Company’s Annual Report for 2011 on Form 10-K and those risks discussed in the other reports OSG files with the Securities and Exchange Commission.

Financial Highlights
■ First quarter fiscal 2012 results reflected continued weak International Crude and Products spot rates, but improvement over last six months of 2011
 • Adjusted net loss of $37.0M or $1.22 per diluted share
■ International Products TCE revenues rose 15% to $52M vs. 1Q2011
 • International Products spot rates hurt by record high temperatures in North America
 • Products fleet expansion program completed with January delivery of Overseas Athens
■ U.S. Flag delivered another sequential increase in operating income to $16.7M 1 in
 1Q2012
 • Steady margin improvement - compares to operating income of $6.5M in 1Q2011 and $45M for FY
 2011 1
■ Second quarter is off to an improved start vs. Q1 as International rates generally continue to trend upwards
■ Continued containment of vessel expenses and G&A
 • 2012 International daily vessel expenses of $8,100/day 2 remain below 2008 level ($8,767/day)
 • G&A expense reduced to $21.1M vs. $24.5M in 1Q2011
■ Cash flow from operations in 1Q2012 was + $9.5M
 • Modest remaining commitments in 2012 for shipyard payments ($24M) and debt ($13M)
1 Before direct and allocated general and administrative expense, equity in income of affiliates and gain/(loss) on vessel dispositions.
2 2012 budgeted daily vessel expenses.

OSG’s Action Plan for 2012
Continued focus on business improvement and maintaining financial flexibility
■ Continue to progress liquidity enhancing initiatives
■ Drive continued performance improvement from our U.S. Flag business
■ Increase earnings and distributions from our LNG and FSO joint ventures
■ Continue tight control of all costs at sea and ashore
■ Further improve the economics of our charter-in portfolio
■ Relentlessly strive to run the safest, cleanest, most reliable fleet in the industry
     With considerable operating leverage, we are well positioned to participate in the gradual recovery in International Crude and Products markets
 • We believe that the International tanker markets bottomed out in 2H2011
 • We see a stronger fundamental outlook for Products than for Crude

2012 Outlook - International Crude
Higher utilization in 2012 as more longer-haul crudes move both West and East
■ The improvement in rates in the first four months of 2012 was a result of:
 • Defensive inventory building ahead of pending Iran sanctions
 - Inventory build of 1.0 mil bpd in 1Q2012, vs. 0.7 mil bpd drawdown in 2011
 • Increased long-haul movements
 - West Africa / Latin America to Asia; Middle East to U.S. Gulf
■ Increase in refining capacity and refining runs in East and West
 • New refining capacity of 500 kbpd in China and 340 kbpd in India comes online in 2012
 • Japan - continued rebound in refinery runs and more direct burn crude for power generation
 • Motiva startup will increase AG-West VLCC movements
■ Increased OPEC production to meet most of the growth in crude demand
 • West African deepwater production projects totaling 330 kbpd come online in 2012
 • Saudi Arabia has committed to fill void left by Iran
 • Impact will be to boost long-haul crude movements
■ Below-consensus VLCC fleet growth of 6% - vs. 9% in 2011 on 61 newbuildings
 • Our 6% forecast is based on 69 newbuilds less slippage (19 vessels or 28%) and demolition/
 conversion (17 vessels) and does not include removal of Iranian hulls from trading fleet
■ Negative wildcards include another SPR release and impact of high oil prices on demand
Looking forward in 2012, we expect:

2012 Outlook - International Products
Product tanker demand expected to increase in 2nd half of 2012
■ Growth in products movements from U.S. Gulf Coast to Latin America
 • Regional clean product demand growth of approximately 200 kbpd
 • Closure of Hovensa and Aruba refineries removes local supply
 • Startup of Motiva in 3Q2012 increases products available for exports
■ Growth in U.S. Gulf Coast diesel exports to meet European deficit
■ Closure of refineries on U.S. East Coast to increase call on product imports
 • Tightening gasoline supplies to attract imports from Europe and Asia
■ Product trade flows in / from Asia forecast to increase
 • Increase in refining capacity in India results in higher gasoline / diesel exports to the West
 • Increase in intra-Asian trade as product deficit positions grow in Indonesia,
 Australia and Vietnam

2012 Outlook - U.S. Flag
Jones Act market continues to tighten
■ Jones Act Products fleet growth will be modest through 2016
 • Current fleet of 54 vessels expected to grow to only 58 thru 2016
 - 5 vessels on order, with 1 mandatory retirement
 • Fleet is fully employed with no vessels in layup
■ Our Jones Act product tankers are all on time charter and 2012 fixtures are being done at consecutively higher rates
■ Our Products ATBs are benefiting from rising spot rates and less waiting time
■ Motiva start-up in 3Q2012 to increase products availability in U.S. Gulf and creates opportunity for additional Jones Act movements
 • Increased cross-Gulf Jones Act movements to Florida to partially compensate for loss of 150 kbpd clean products from closure of the Hovensa refinery in St. Croix
 • Motiva will be in a strong position to compete with imports to fill U.S. East Coast products requirements which would increase with any local refinery closures

In Summary
■ We continue to advance a number of liquidity raising options to enhance our financial flexibility
■ We expect International TCEs in 2012 to show some improvement on
 2011 averages
 • Q1 and Q2 rates to date are reflective of this view
 • We have substantial operating leverage and will benefit greatly from an upturn
■ We continue to drive enhanced performance by U.S. Flag business and our LNG and FSO joint ventures and expect further gains in their results in
 2012
■ We remain focused on capturing additional cost savings and maximizing commercial performance in every sector
■ With minimal capital commitments and debt repayments due, we expect cash flow from operations to cover most or all of our obligations in 2012
■ We will continue to manage the Company conservatively as if the weak
 2011 environment were to continue

page *
Financial Review
Myles Itkin, CFO

(In thousands, except EPS and days)	1Q2012	1Q2011
Shipping Revenues	**$292,378**	**$263,668**
Voyage expenses	78,349	57,106
TCE Revenues	**214,029**	**206,562**
Vessel expenses	70,703	69,409
Charter hire expenses	95,771	95,350
Depreciation and amortization	49,262	42,308
General and administrative	21,136	24,468
Severance and relocation costs	905	-
(Gain) / loss on sale of vessels	(106)	868
	237,671	232,403
Loss from vessel operations	(23,642)	(25,841)
Equity in income of affiliated companies	7,080	5,642
Operating Loss	**(16,562)**	**(20,199)**
Other income	3,412	1,824
Interest expense	(23,010)	(17,739)
Income tax benefit	1,347	1,556
Net Loss	**($34,813)**	**($34,558)**
Diluted EPS	**($1.15)**	**($1.15)**
Diluted shares outstanding	30,283	30,211
EBITDA	**$36,112**	**$23,933**

Diluted EPS	($1.15)	($1.15)
Less: Special Items	$0.07	$0.00
Adjusted Diluted EPS	**($1.22)**	**($1.15)**
Operating Days	10,348	9,982
Revenue Days	10,151	9,592

OSG

Financial Review - Income Statement
Reflects impact of 559-day increase in revenue days
quarter-over-quarter due to growth in U.S. and
International Flag Product Carriers and Suezmaxes,
partially offset by the redelivery of currently unprofitable chartered-in VLCCs and Aframaxes
Reflects $3.0M reduction in compensation for shore-
based staff relating to headcount reductions and
decreased incentive compensation accruals
Reflects newbuild deliveries in U.S. Flag, Int’l Products
and VLCC fleets
Costs associated with the relocation of technical
management operations for the International Flag Crude
fleet
Reflects increase in the average amount of variable rate
debt outstanding, along with a decline in capitalized
interest resulting from the completion of the construction
on several newbuilds and commitment fees on the
forward start facility entered in May 2011

(In thousands)	As of Mar. 31, 2012	As of Dec. 31, 2011
ASSETS		
Cash and cash equivalents	$213,353	$54,877
Short term investments	13,339	-
Voyage receivables	191,977	168,313
Other receivables, including income taxes recoverable	51,763	52,337
Inventories, prepaid expenses and other current assets	44,957	66,620
Total Current Assets	515,389	342,147
Vessels and other property, less accum. depr.	3,216,701	3,226,923
Deferred drydock expenditures, net	69,064	66,023
Total Vessels, Deferred Drydock and Other Property	3,285,765	3,292,946
Investments in affiliated companies	266,184	251,385
Intangible assets, less accumulated amortization	75,862	77,158
Goodwill	9,589	9,589
Other assets	48,275	61,124
Total Assets	$4,201,064	$4,034,349
LIABILITIES AND EQUITY		
Accounts payable, accrued expenses and other current liabilities	$135,559	$125,111
Current portion of long-term debt	283,097	14,990
Long-term debt	1,961,418	2,050,902
Deferred gain on sale and leaseback of vessels	7,688	11,051
Deferred federal income taxes and other liabilities	277,247	277,050
Total Liabilities	2,665,009	2,479,104
Total Equity	1,536,055	1,555,245
Total Liabilities and Equity	$4,201,064	$4,034,349

OSG

Financial Review - Balance Sheet
Reflects $229M drawn under revolving credit facility
Includes CIP of $78M for 2 Aframaxes
Reflects transfer of marketable securities portfolio to
short term investments
Reflects $256M related to excess of current unsecured
revolving credit facility (plus outstanding letters of
credit), which matures in February 2013, over the
$900M capacity of the forward start facility
Cash balances will be available to the extent
necessary to pay down any excess revolver
balance prior to the effectiveness of the
forward start facility in February 2013

▪ Estimated vessel expenses	$295M to $305M *updated from $300M to $315M to reflect actual spend in Q1*
▪ Time and bareboat charter hire expenses – *Includes $5M in non-cash expenses net of $6M in deferred gain amortization* – *Includes $40M to $50M of estimated cash charter hire expense associated with chartered-in vessels not appearing on OSG's fleet list (with charter durations less than 1 year)*	$350M to $360M
▪ Depreciation and amortization	$195M to $205M
▪ G&A	$80M to $87M
▪ Equity income of affiliated companies	$25M to $30M
▪ Interest expense	$87M to $95M
▪ Capital expenditures	
– **Drydock costs**	**$41M for full year** (Q2 $20M; Q3 $3M; Q4 $8M on 23 vessels)
– **Newbuild progress payments, vessel improvements and capitalized interest**	**$59M for full year** (Q2 $10M; Q3 $17M; Q4 $3M)

OSG

2012 Guidance

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Appendix

(In thousands, except per share amounts)	Three Months Ended			
	Mar. 31, 2012		**Mar. 31, 2011**	
	$	**$ Per Share**	**$**	**$ Per Share**
Gain on sale of securities and investments	$1,018	$0.03	$431	$0.01
Gain / (loss) on sale of vessels	106	0.00	(868)	(0.03)
Severance and relocation costs	(905)	(0.03)	-	-
Mark-to-market loss on FSO Africa interest rate swaps	(97)	(0.00)	(65)	(0.00)
Unrealized derivative activity	2,022	0.07	688	0.02
Total	**$2,144**	**$0.07**	**$187**	**$0.00**
Reported Net Loss / EPS	($34,813)	($1.15)	($34,558)	($1.15)
Adjusted Net Loss / EPS	**($36,957)**	**($1.22)**	**($34,744)**	**($1.15)**
Diluted shares outstanding		30,283		30,211

OSG

Reconciling Items
Special Items Affecting Net Loss
Set forth below are significant items of income and expense that affected the Company’s results for the three months ended March 31, 2012 and
2011, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results.

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

	Three Months Ended Mar. 31,	
($ in thousands)	2012	2011
Time charter equivalent revenues	$214,029	$206,562
Add: Voyage expenses	78,349	57,106
Shipping Revenues	$292,378	$263,668

	Three Months Ended Mar. 31,	
($ in thousands)	2012	2011
Net Loss	($34,813)	($34,558)
Income tax benefit	(1,347)	(1,556)
Interest expense	23,010	17,739
Depreciation and amortization	49,262	42,308
EBITDA	$36,112	$23,933

OSG

Reconciling Items (cont’d)
EBITDA
EBITDA represents operating earnings before interest expense and income taxes and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income / (loss) or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While
EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.
TCE Revenues

Fleet Composition - As of April 27, 2012
	Owned	Chartered-in	Total	Newbuild	Total
VLCC	11	2	13	-	13
FSO	2	-	2	-	2
Suezmax	-	3	3	-	3
Aframax	6	3	9	2	11
Panamax	9	-	9	-	9
Lightering	2	4	6	-	6
Total Crude	30	12	42	2	44
LR1	4	2	6	-	6
MR *	17	22	39	-	39
Total Products	21	24	45	-	45
Product Carrier	2	10	12	-	12
Clean ATB	7	-	7	-	7
Lightering ATB	3	-	3	-	3
Total U.S. Flag	12	10	22	-	22
Total Gas	4	-	4	-	4
TOTAL	67	46	113	2	115
* Products MR operating fleet Includes 2 owned U.S. Flag MRs that trade internationally, a car carrier and a chemical tanker.

Actual	Estimate		
	1Q2012	**2Q2012**	**3Q2012**	**4Q2012**
Crude				
VLCC (including ULCC)	64	33	9	9
Suezmax	9	4	4	4
Aframax	36	14	5	5
Aframax Lightering	-	-	41	1
Panamax	14	117	7	7
Refined Petroleum Products				
LR1	-	10	-	10
MR	22	59	6	28
Chemical	-	-	-	-
U.S. Flag				
Product Carrier	28	45	40	50
ATB	22	77	12	56
Other	-	1	-	21
TOTAL	**196**	**359**	**123**	**190**

OSG

Off Hire Schedule
Off Hire and Scheduled Drydock
In addition to regular inspections by OSG personnel, all vessels are subject to periodic drydock, special survey and other scheduled or known maintenance and repairs. The table below sets forth, by vessel class, actual days off hire for the first quarter of 2012 and anticipated days off hire for the second, third and fourth quarters of 2012 for the above-mentioned events.

Crude	Products	U.S. Flag	Other	Total OSG
Base charter hire	$39,179	$31,710	$20,862	$1,652	**$93,403**
Profit share	-	28	-	-	**28**
Amortization of deferred gain	(2,554)	(809)	-	-	**(3,363)**
Deferred payment obligations	-	-	1,392	-	**1,392**
Amortization of capitalized costs	-	-	1,385	-	**1,385**
Spot Charter Lightering	2,926	-	-	-	**2,926**
Charter hire expense	$39,551	$30,929	$23,639	$1,652	**$95,771**

	VLCC	Suezmax	Aframax	Lightering	Total Crude
Base charter hire	$13,781	$11,630	$8,150	$5,618	**$39,179**
Profit share	-	-	-	-	**-**
Amortization of deferred gain	(2,445)	-	(109)	-	**(2,554)**
Spot Charter Lightering	-	-	-	2,926	**2,926**
Charter hire expense	$11,336	$11,630	$8,041	$8,544	**$39,551**

OSG

Charter Hire Expense by Segment
For the Quarter Ended March 31, 2012
($ in thousands)
Note: Vessels chartered-in for less than one year are not on the Company’s fleet list.
All from vessels
not on fleet list
All from vessels
not on fleet list
Includes $9.6 mil
from vessels not
on fleet list
Includes $9.6 mil
from vessels not
on fleet list

Time Charter	Pool Charters	Total
2012	$195,290	$4,145	$199,435
2013	167,120	397	167,517
2014	89,014	-	89,014
2015	15,952	-	15,952
2016 and thereafter	-	-	-
Total	$467,376	$4,542	$471,918
% of Total	99%	1%	100%

	U.S.	Product	Crude	Other	Total
2012	$171,868	$10,721	$7,511	$5,190	$195,290
2013	161,811	5,077	232	-	167,120
2014	88,336	679	-	-	89,014
2015	15,951	-	-	-	15,952
2016 and thereafter	-	-	-	-	-
Total	$437,966	$16,477	$7,743	$5,190	$467,376
% of Total	94%	4%	2%	1%	100%

	U.S.	Product	Crude	Other	Total
2012	3,293	710	549	305	4,857
2013	2,987	347	17	-	3,351
2014	1,463	46	-	-	1,509
2015	216	-	-	-	216
2016 and thereafter	-	-	-	-	-
Total	7,959	1,103	566	305	9,933
% of Total	80%	11%	6%	3%	100%

OSG

Future Revenue $/Days by Segment
As of March 31, 2012
Locked-in Time Charter
Days by Segment
Locked-in Time Charter
Revenue by Segment
($ in 000)
Locked-in
Charter Revenue
($ in 000)
Note: Locked-in time charter days for 2012 are as of 3/31/12 and will differ from a more current date used in Appendices 3 and 4 in the quarterly earnings press release.

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www.osg.com